UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2015
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MasterCard Incorporated (Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)
2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)
(914) 249-2000 (Registrant's telephone number, including area code)
NOT APPLICABLE (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 29, 2015, MasterCard Incorporated (“MasterCard”) issued a press release announcing financial results for its third quarter 2015.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

Non-GAAP Financial Information

In the attached press release, MasterCard discloses the following non-GAAP financial measures:

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During the three-month period ended September 30, 2015, total operating expenses, operating income, net income and earnings per diluted share (as well as related applicable growth rates), and operating margin, each presented on a pro forma basis giving effect to the exclusion of a settlement charge relating to the termination of our qualified U.S. defined benefit pension plan (the “Qualified Plan Settlement Charge”) recorded during the three-month period.

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During the nine-month period ended September 30, 2015, total operating expenses, operating income, net income and earnings per diluted share (as well as related applicable growth rates), and operating margin, each presented on a pro forma basis giving effect to the exclusion of both the Qualified Plan Settlement Charge and a charge related to a UK merchant litigation settlement (the “UK Merchant Litigation Settlement Provision”) recorded during the nine-month period.

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During the three-month period ended September 30, 2015, effective tax rate presented on a pro forma basis giving effect to the exclusion of income tax benefits associated with the after-tax charge related to the Qualified Plan Settlement Charge.

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During the nine-month period ended September 30, 2015, effective tax rate presented on a pro forma basis giving effect to the exclusion of income tax benefits associated with the after-tax charge related to both the Qualified Plan Settlement Charge and the UK Merchant Litigation Settlement Provision.

MasterCard excludes the Qualified Plan Settlement Charge and the UK Merchant Litigation Settlement Provision because its management monitors significant one-time items separately from ongoing operations and evaluates ongoing performance without these amounts. MasterCard’s management believes that the non-GAAP financial measures presented facilitate an understanding of MasterCard’s operating performance and meaningful comparison of its results between periods.

In the attached press release, management also presents growth rates adjusted for currency, which is a non-GAAP financial measure. Due to the impact of foreign currency rate fluctuations on reported results, MasterCard's management believes the presentation on certain growth rates adjusted for currency, calculated by re-measuring the prior period's results using the current period's exchange rates, provides relevant information.

MasterCard’s management uses non-GAAP financial measures to, among other things, evaluate its ongoing operations in relation to historical results, for internal planning and forecasting purposes and in the calculation of performance-based compensation. The attached press release includes reconciliations of the requisite non-GAAP financial measures to the most directly comparable GAAP financial measures. The presentation of non-GAAP financial measures should not be considered in isolation or as a substitute for the Company’s related financial results prepared in accordance with GAAP.

Item 7.01 Regulation FD Disclosure

On October 29, 2015, MasterCard will host a conference call to discuss its third-quarter 2015 financial results. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2. All information in the presentation is furnished but not filed.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release issued by MasterCard Incorporated, dated October 29, 2015
99.2	Presentation of MasterCard Incorporated, dated October 29, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	October 29, 2015	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release issued by MasterCard Incorporated, dated October 29, 2015
99.2	Presentation of MasterCard Incorporated, dated October 29, 2015

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